SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

SEQUENOM, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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Important Notice of Availability of Proxy Materials for the Stockholder Meeting of

SEQUENOM, INC.

To Be Held On:

June 15, 2011 at 9:00 a.m.

3595 John Hopkins Court, San Diego, California 92121

COMPANY NUMBER

ACCOUNT NUMBER

CONTROL NUMBER

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 5/20/11.

Please visit www.sequenom.com/2011proxymaterials, where the following materials are available for view:

• Notice of Annual Meeting of Stockholders
• Proxy Statement
• Form of Electronic Proxy Card
• Annual Report on Form 10-K

TO REQUEST MATERIAL:	TELEPHONE: 888-Proxy-NA (888-776-9962) and 718-921-8562 (for international callers)

E-MAIL: info@amstock.com

WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp

TO VOTE:

ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

IN PERSON: You may vote your shares in person by attending the Annual Meeting.

TELEPHONE: To vote by telephone, please visit https://secure.amstock.com/voteproxy/login2.asp to view the materials and to obtain the toll free number to call.

MAIL: You may request a card by following the instructions above.

1.	To elect seven directors to hold office until the 2012 annual meeting of stockholders. NOMINEES: Ernst-Günter Afting Kenneth F. Buechler John A. Fazio Harry F. Hixson, Jr. Richard A. Lerner Ronald M. Lindsay David Pendarvis	2.	To approve an amendment to the Company’s 2006 Equity Incentive Plan to (i) increase the number of shares of the Company’s common stock available for issuance under such plan by 4,000,000 shares, (ii) extend the plan’s termination date until April 14, 2021, and (iii) reapprove the plan’s performance criteria and award limits for purposes of Internal Revenue Code § 162(m).
		3.	To approve, on an advisory basis, the compensation of the Company’s named executive officers.
		4.	To indicate, on an advisory basis, the preferred frequency of stockholder advisory votes on the compensation of the Company’s named executive officers.
		5.	To ratify the selection of Ernst & Young LLP as independent auditors of the Company for its fiscal year ending December 31, 2011.
Please note that you cannot use this notice to vote by mail.